INVESCO INTERNATIONAL FUNDS, INC.
                                  EUROPEAN FUND
                       INTERNATIONAL BLUE CHIP VALUE FUND


                         Supplement Dated June 12, 2003
         to Statement of Additional Information Dated February 28, 2003


Effective July 1, 2003, A I M Distributors, Inc. (the "distributor") will be the Funds' distributor and will be responsible for the sale of the Funds' shares. All references in this Statement of Additional Information ("SAI") shall refer to A I M Distributors, Inc. after that date. A director of the Funds is affiliated with the distributor. The distributor's address is: A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

The front cover page of the Statement of Additional Information is amended to
(i) delete the first sentence of the second paragraph in its entirety and (ii) substitute the following in its place:

Effective July 1, 2003, to obtain a free copy of the current Prospectus, SAI, annual report, and semiannual report, write to A I M Fund Services, Inc., P. O. Box 4739, Houston Texas 77210-4739; or call 1-800-347-4246.

Effective July 1, 2003, the section of the Statement of Additional Information entitled "Management of the Fund(s) - Directors and Officers of the Company - Interested Officers and Directors" is amended to (i) delete the first paragraph in its entirety and (ii) substitute the following in its place:

Messrs. Cunningham and Healey are Interested Directors by virtue of the fact that they are officers of INVESCO. Mr. Williamson is an Interested Director by virtue of the fact that he is an officer of AMVESCAP PLC, the parent company of INVESCO.

Effective August 18, 2003, the section of the Statement of Additional Information entitled "Distributor-Class C." is amended to (i) delete the third paragraph in its entirety and (ii) substitute the following in its place:

Distributor may pay sales commissions to financial intermediaries that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. Distributor will retain all payments received by it relating to Class C shares for the first twelve months after they are purchased. The portion of the payments to distributor under the Class C Plan which constitutes an asset-based sales charge of 0.75% is intended in part to permit distributor to recoup a portion of on-going sales commissions to financial intermediaries plus financing costs, if any. After the first twelve months, distributor will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where distributor grants an exemption on particular transactions. Should the financial intermediary elect to waive the asset-based sales charge, the 12b-1 fees will begin to be paid by distributor to the financial intermediary immediately.

Effective August 18, 2003, the section of the Statement of Additional Information entitled "Sales Charges and Dealer Concessions" is amended to (i) delete the sixth paragraph in its entirety and (ii) substitute the following in its place:

Distributor may pay sales commissions to financial intermediaries that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. Distributor will retain all payments received by it relating to Class C shares for the first twelve months after they are purchased. The portion of the payments to distributor under the Class C Plan which constitutes an asset-based sales charge of 0.75% is intended in part to permit distributor to recoup a portion of on-going sales commissions to financial intermediaries plus financing costs, if any. After the first twelve months, distributor will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where distributor grants an exemption on particular transactions. Should the financial intermediary elect to waive the asset-based sales charge, the 12b-1 fees will begin to be paid by distributor to the financial intermediary immediately.


Effective August 18, 2003, the section of the Statement of Additional Information entitled "Contingent Deferred Sales Charge Exceptions" is amended to
(i) delete subsection [i] of the second bullet in its entirety and (ii) substitute the following in its place:

(i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a fund.

Effective July 1, 2003, the section of the Statement of Additional Information entitled "Performance" is amended to add the following paragraph before the first paragraph:

From time to time, the Fund(s') advertising and/or sales literature may include discussions of general economic conditions, interest rates or generic topics pertaining to the mutual fund industry.


                                       2